 OPGx-LCA5 Phase 1/2 Trial Results  September 30, 2025  Alan,LCA5 patient  Exhibit 99.2

 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning data from and future enrollment for our clinical trials and our pipeline of additional indications. These forward-looking statements relate to us, our business prospects and our results of operations and are subject to certain risks and uncertainties posed by many factors and events that could cause our actual business, prospects and results of operations to differ materially from those anticipated by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those described under the heading “Risk Factors” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2025 and June 30, 2025 and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “aim,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. We undertake no obligation to revise any forward-looking statements in order to reflect events or circumstances that might subsequently arise. These forward-looking statements are based upon our current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: our clinical data related to gene therapies for the treatment of inherited retinal diseases is preliminary and related to a relatively small group of patients, and, as a result, data that initially appears promising may be revised, updated, or invalidated at a later data readout and/or may ultimately not be capable of duplication in additional patients; failure to successfully integrate our businesses following our acquisition of former Opus Genetics Inc. (the “Opus Acquisition”) could have a material adverse effect on our business, financial condition and results of operations; the Opus Acquisition significantly expanded our product pipeline and business operations and shifted our business strategies, which may not improve the value of our common stock; our gene therapy product candidates are based on a novel technology that is difficult to develop and manufacture, which may result in delays and difficulties in obtaining regulatory approval; our planned clinical trials may face substantial delays, result in failure, or provide inconclusive or adverse results that may not satisfy FDA requirements to further develop our therapeutic products; delays or difficulties associated with patient enrollment in clinical trials may affect our ability to conduct and complete those clinical trials and obtain necessary regulatory approvals; changes in regulatory requirements could result in increased costs or delays in development timelines; we depend heavily on the success of our product pipeline; if we fail to find strategic partners or fail to adequately develop or commercialize our pipeline products, our business will be materially harmed; others may discover, develop, or commercialize products similar to those in our pipeline before or more successfully than we do or develop generic variants of our products even while our product patents remain active, thereby reducing our market share and potential revenue from product sales; we do not currently have any sales or marketing infrastructure in place and we have limited drug research and discovery capabilities; the future commercial success of our products could significantly depend upon several uncertain factors, including third-party reimbursement practices and the existence of competitors with similar products; product liability lawsuits against us or our suppliers or manufacturers could cause us to incur substantial liabilities and could limit commercialization of any product candidate that we may develop; failure to comply with health and safety laws and regulations could lead to material fines; we have not generated significant revenue from sales of any products and expect to incur losses for the foreseeable future; our future viability is difficult to assess due to our short operating history and our future need for substantial additional capital, access to which could be limited by any adverse developments that affect the financial services markets; raising additional capital may cause our stockholders to be diluted, among other adverse effects; we operate in a highly regulated industry and face many challenges adapting to sudden changes in legislative reform or the regulatory environment, which affects our pipeline stability and could impair our ability to compete in international markets; we may not receive regulatory approval to market our developed product candidates within or outside of the U.S.; with respect to any of our product candidates that receive marketing approval, we may be subject to substantial penalties if we fail to comply with applicable regulatory requirements; our potential relationships with healthcare providers and third-party payors will be subject to certain healthcare laws and regulations, which could expose us to extensive potential liabilities; we rely on third parties for material aspects of our business, such as conducting our nonclinical and clinical trials and supplying and manufacturing bulk drug substances, which exposes us to certain risks; we may be unsuccessful in entering into or maintaining licensing arrangements (such as our license agreement with Viatris, Inc.) or establishing strategic alliances on favorable terms, which could harm our business; our current focus on the cash-pay utilization for future sales of RYZUMVI may limit our ability to increase sales or achieve profitability with this product; inadequate patent protection for our product candidates may result in our competitors developing similar or identical products or technology, which would adversely affect our ability to successfully commercialize; we may be unable to obtain full protection for our intellectual property rights under U.S. or foreign laws; we may become involved in lawsuits for a variety of reasons associated with our intellectual property rights, including alleged infringement suits initiated by third parties; we are dependent on our key personnel, and if we are not successful in attracting and retaining highly qualified personnel, we may not be able to successfully implement our business strategy; as we grow, we may not be able to operate internationally or adequately develop and expand our sales, marketing, distribution, and other corporate functions, which could disrupt our operations; the market price of our common stock is expected to be volatile; our common stock may be subject to delisting from the Nasdaq Capital Market, which could adversely affect our ability to access capital markets; factors out of our control related to our securities, such as securities litigation or actions of activist stockholders, could adversely affect our business and stock price and cause us to incur significant expenses; and our business could experience an adverse impact from current or proposed tariffs on imported goods we purchase.  The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive. Readers are urged to carefully review and consider the various disclosures made by us in this report and in our other reports filed with the SEC that advise interested parties of the risks and factors that may affect our business. All forward-looking statements contained in this presentation speak only as of the date on which they were made. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.  Disclosures and Forward-Looking Statements  2

 Management Team Call Participants  George Magrath, MD, MBA, MS  Chief Executive Officer  Ben Yerxa, PhD   President  Ash Jayagopal, PhD, MBA  Chief Scientific & Development Officer  Sally Tucker, PhD  Senior Vice President, Clinical Development  3  Rob Gagnon, CPA, MBA  Chief Financial Officer

 4  Introduction andCorporate OverviewGeorge Magrath, MDChief Executive Officer  4

Leveraging an Efficient Platform for Clinical and Commercial Success

Company Snapshot

- **Founded:** 2018
- **HQ:** Research Triangle Park, NC
- **Focus:** Developing gene therapies for the treatment of inherited retinal diseases (IRDs) and small molecule therapies for other ophthalmic disorders

Financials (as of 6/30/25)

- **Ticker:** IRD
- **Cash & equivalents:** ~$32.4 million
- **Runway:** Expected funding into 2H 2026
- **R&D spend:** $6.0 million in Q2 2025
- **Common shares outstanding:** 59,908,055

Market Opportunity

- No approved therapies for most subtypes
- First mover advantage in target ultra rare IRDs
- Strong KOL and advocacy network ties
- Opus gene therapy programs target a potential $15 Billion+ opportunity in the U.S.

Projected Catalysts

- ✓OPGx-LCA5 pediatric data Q3 2025
- OPGx-BEST1 trial initiation Q4 2025
- OPGx-BEST1 initial data Q1 2026
- Phentolamine Ophthalmic Solution 0.75% presbyopia sNDA submission H2 2025; potential approval Q4 2026

5

Efficient IRD Pipeline with Multiple Near-Term Value Inflection Points Anticipated

Lead Candidates

Program	U.S. Prevalence	Development Stage (Preclinical / IND-enabling / Phase 1/2 / Phase 2/3)	Rare Pediatric Orphan Drug	Status
OPGx-LCA5 *LCA*	~200 patients[1,2]	Phase 1/2	Granted	• 3-month pediatric & 18-month adult data in Q3 2025 • Co-funded by FDA OOPD
OPGx-BEST1 *Bestrophinopathies*	~9,000 patients[1,2]	Phase 1/2	Eligible	• Initiate clinical trial in Q4 2025 • Initial data expected Q1 2026

Future IRD Programs

Program	U.S. Prevalence	Development Stage (Preclinical / IND-enabling / Phase 1/2 / Phase 2/3)	Rare Pediatric Orphan Drug	Status
OPGx-RHO *adRP*	~5,600 patients[2]	IND-enabling	Eligible	• IND-enabling studies • Co-funded by FFB & NIH
OPGx-RDH12 *LCA*	~1,100 patients[1,2]	IND-enabling	Eligible	• IND-enabling studies • Co-funded by Global RDH12 Alliance
OPGx-MERTK *RP*	~600 patients[1]	IND-enabling	Eligible	• IND-enabling studies • Co-funded by FFB RD Fund
OPGx-NMNAT1 *LCA*	~800 patients[1]	Preclinical	Eligible	• Pre-IND
OPGx-CNGB1 *RP*	~400 patients[1]	Preclinical	Granted	• Pre-IND • NIH-funded consortium

adRP, autosomal dominant retinitis pigmentosa; BEST1, bestrophin 1; CNGB1, cyclic nucleotide-gated channel β1; FDA, Food and Drug Administration; GLP, Good Laboratory Practices; IND, Investigational NewDrug; IRD, inherited retinal disease; LCA, Leber congenital amaurosis; MERTK, MER proto-oncogene tyrosine kinase; NHP, nonhuman primate; NMNAT1, nicotinamide mononucleotide adenylyltransferase 1; ODD, Orphan Drug Designation; RDH12, retinol dehydrogenase 12; RHO, rhodopsin; RP, retinitis pigmentosa; RPDD, Rare Pediatric Disease Designation; FFB, Foundation Fighting Blindness; FDA OOPD, Office of Orphan Products Development

6

1. Stone et al. *Ophthalmology.* 2017;124:1314-1331. **2.** Triangle Insights Group market research (compilation of prevalence studies), conducted August 2023.

 7  7  Inherited Retinal Diseases (IRDs) and OPGx-LCA5

Limited Treatment Options Despite Key Advances in Gene Therapy

- Over 350 genes are known to cause IRDs, which severely affect vision in more than 180,000 people in the United States[1,2]
- Almost all IRDs lack treatment to halt progression and rescue vision[2]
- Luxturna® is the only FDA-approved IRD gene therapy and targets the *RPE65* gene mutation[2]



350+ Genes
CSNB
8
3
LCA
7
Alstrom
1
9
4
2
RP
62
CD/CRD
25
5
1
US
14
5
3 CSNB
BBS
13
1 LCA
2
1
1
1
1 LCA
JBS
11
6
SLS/
NPHP
4

Adapted from Leroy, et al. *AAO EyeNet* July 2018.

Luxturna® is a registered trademark of Spark Therapeutics, Inc.
FDA, Food and Drug Administration; IRD, inherited retinal disease; RPE65, retinal pigment epithelium-specific 65 kDa protein.
1. Retinal Information Network. RetNet data. Accessed December 19, 2024. https://retnet.org. **2.** Gong J, et al. *Clin Ophthalmol.* 2021;15:2855-2866.

8

LCA5 is an Early-Onset, Severe Hereditary Retinal Degeneration

Prevalence

- ~200 patients in the U.S.[1,2]
- *LCA5* represents ~2% of all LCA cases[3]

Clinical Characteristics

- Presentation in 1st year of life with nystagmus and vision loss[3,4]
- Severe and early photoreceptor loss results in severely abnormal or non-detectable visual fields[3,4]
- Visual acuity often limited to hand motions or light perception[3,4]
- Fundus photography exhibits pigmentary retinopathy with areas of RPE and photoreceptors[3]
- OCT shows spared photoreceptors (ONL) and inner/outer segments (*P5*) even in severe disease (*P3*)[3]

Structure-function disassociation creates favorable pathobiology for AAV gene replacement

LCA5 patients exhibit preserved photoreceptors in the central retina in adulthood despite disease severity and early onset



P1, age 6
P3, age 21
P4, age 22



P5 M/31yrs, 20/300 VA
RNFL
OPL
GCL
INL
ONL
RPE/BrM
P3 F/21yrs, light perception
ONL
200 µm
N
SEVERITY

AAV, adeno-associated virus; GCL, ganglion cell layer; INL, inner nuclear layer; LCA5, Leber congenital amaurosis 5; OCT, optical coherence tomography; ONL, outer nuclear layer; OPL, outer plexiform layer; RNFL, retinal nerve fiber layer; RPE, retinal pigment epithelium; VA, visual acuity.

1. Stone et al. *Ophthalmology.* 2017;124:1314-1331. **2.** Triangle Insights Group market research (compilation of prevalence studies), conducted August 2023. **3.** Uyhazi KE, et al. *Invest Ophthalmol Vis Sci.* 2020;61:30. **4.** Boldt K, et al. *J Clin Invest.* 2011;121(6):2169-2180.

9

OPGx-LCA5: Designed to Restore Structure and Function in Photoreceptors

Lebercilin is a ciliary protein critical for the function of photoreceptor inner and outer segments[1]

In *LCA5* patients, photoreceptor function is severely impaired due to a lack of functioning lebercilin[1]

- However, photoreceptors can survive through the third decade of life, suggestive of a broad window for therapeutic intervention[2]



Normal state
Disease state

- **OPGx-LCA5 is designed to address mutations in the *LCA5* gene, which encodes for the lebercilin protein**
  - Clinically derisked AAV8 vector delivers a functional *LCA5* gene directly to photoreceptor cells
  - Same promoter technology as Luxturna
  - Validated surgical delivery method via subretinal injection

10

AAV, adeno-associated virus; LCA5, Leber congenital amaurosis 5.

1. Uyhazi KE, et al. *Invest Ophthalmol Vis Sci.* 2020;61:30. **2.** Song JY, et al. *Mol Ther.* 2018;26:1581-1593.

 Secondary Endpoints for the OPGx-LCA5 Phase 1/2 Trial  Visual Acuity  Measured by Logarithm of the Minimum Angle of Resolution (LogMAR)  Used to assess visual acuity in a standardized fashion   Equal distances on the scale represent multiplicative changes rather than additive ones  FST  Full-field Stimulus Test (FST)  Measures the cone or photoreceptor sensitivity in the eye to different wavelengths of light  MLoMT   Multi-Luminance Orientation and Mobility Test (MLoMT)  A virtual reality mobility course that assesses how participants navigate and identify objects at various light levels  Microperimetry   A detailed, eye-tracking-assisted visual field test  Creates a retinal sensitivity map of the macula by testing a patient's response to light at specific points   11

 12  12  OPGx-LCA5 Phase 1/2 Study DataSally Tucker, PhDSenior Vice President, Clinical Development

 Deemed study eye: OD, right eye; OS, left eye.   Participant Demographics  13  Adult Participants  Pediatric Participants  Participant #  01-01  01-03  01-04  01-05  01-06  01-07  Age  34  26  19  17  16  17  Gender  Female  Male  Female  Female  Male  Female  Study eye treated  Left (OS)  Left (OS)  Right (OD)  Right (OD)  Right (OD)  Right (OD)  Baseline visual acuity logMAR   1.38  2.90  0.96  2.2  0.96  2.3  Follow-up duration  18 mo.  18 mo.  18 mo.  3 mo.  3 mo.  3 mo.  The participant’s eye with the worst vision was treated in all cases.

 Safety evaluated in 3 adult participants at 18 months and 3 pediatric participants at 3 months  No ocular serious adverse events  No observed dose-limiting toxicities  All ocular AEs were mild, anticipated, and unrelated to study drug  One adverse event associated with surgical procedure  Pediatric participant (01-05) had cataract at screening that worsened at 3 months (unrelated to study drug)   OPGx-LCA5 Well-Tolerated in All 6 Treated Participants  AE, adverse event.  14

 15  Visual Acuity  15

 Visual Acuity Maintained Over 18 Months in Adult Cohort (N=3)  BL, baseline; CFB, change from baseline; IOD, interocular difference; logMAR, logarithm of the minimum angle of resolution; VA, visual acuity.  Improvement  Study Eyes Better  Mean Change from Baseline in Visual Acuity  Mean Interocular Difference in Visual Acuity  16

 Visual Acuity Improved Over 3 Months in Pediatric Cohort (N=3)  Improvement     BL, baseline; CFB, change from baseline; IOD, interocular difference; logMAR, logarithm of the minimum angle of resolution; VA, visual acuity.  Study Eyes Better  Mean Change from Baseline in Visual Acuity  Mean Interocular Difference in Visual Acuity  17

 BL, baseline; CFB, change from baseline; logMAR, logarithm of the Minimum Angle of Resolution; VA, visual acuity.   Observed Change from Baseline in Visual Acuity (Pediatric Cohort)   Participant 01-05  Participant 01-06  Participant 01-07  18

 19  Full-field Stimulus Test (FST) Multi-Luminance Orientation and Mobility Test (MLoMT)Microperimetry  19

 BL, baseline; CFB, change from baseline; FST, full-field stimulus test.   FST: Observed Vision Improvement Durable to 18 Months in Adult Cohort  Participant 01-03  Participant 01-01  Participant 01-04  FST CFB – Red  FST CFB – Blue  20  NOTE: Red FST values unavailable for the untreated eye of Participant 01-04.

 Participant 01-06  Participant 01-05  Participant 01-07  BL, baseline; CFB, change from baseline; FST, full-field stimulus test.   FST: Vision Improvement Observed to 3 Months in Pediatric Cohort  FST CFB – Red  FST CFB – Blue  21

MLoMT: All Adult Participants Identified More Objects in the Study Eye Through 18 Months Compared to Baseline



Participant 01-01
Participant 01-03
Participant 01-04
Study Eyes - Treated
Control Eyes – Untreated
Normal-sighted subjects
Objects Identified (count)
0.02
0.07
0.22
0.47
1
2
3
4
Dimmest
Brightest
Luminance (log phot cd. m-2)
BL
D30
D90
D180
M12
M18

X axis designates dim to bright conditions.

22 MLoMT, Multi-Luminance orientation and Mobility Test.

MLoMT: All Pediatric Participants Identified More Objects in the Study Eye Through 3 Months Compared to Baseline



Participant 01-05
Participant 01-06
Participant 01-07
Study Eyes - Treated
Control Eyes – Untreated
Normal-sighted subjects
Objects Identified (count)
0
1
2
3
4
5
6
7
8
9
0.02
0.07
0.22
0.47
Dimmest
Brightest
Luminance (log phot cd. m-2)
BL
D30
D90

X axis designates dim to bright conditions.

MLoMT, Multi-Luminance orientation and Mobility Test.

23

24  Microperimetry Data Provides Evidence of Increased Sensitivity and Movement of Fixation Toward the Fovea  Adult Participant 01-04  Pediatric Participant 01-06

 25  Phase 1/2 Clinical Data Highlights in Pediatric Cohort (N=3)  Visual Acuity: Observed improvement with initial gains as early as 1 month  FST: Observed improvement with increased sensitivity in treated eyes and measurable photoreceptor function  MLoMT: Observed improvement from baseline out to 3 months  Safety: Well-tolerated with no ocular SAEs or dose-limiting toxicities; all ocular AEs were mild, anticipated, and unrelated to study drug  One pediatric participant had cataract at screening that worsened at 3 months (unrelated to study drug)

 Significant improvement observed in participants with formative vision at baseline  Observed improvement in 2 adult participants out to 18 months  Phase 1/2 Clinical Data Highlights from 6 Treated Participants  26  Observed improvement in visual acuity in 5 out of 6 participants  Initial gains as early as 1 month  Duration of effect out to 18 months in adult participants  Visual Acuity  MLoMT  Well-tolerated in all 6 treated participants   No Serious Adverse Events (SAEs) or dose-limiting toxicities  All ocular adverse events (AEs) were mild, anticipated, and unrelated to study drug  Safety  FST  Observed improvement in FST in 5 out of 6 participants  Increased sensitivity in treated eyes and measurable photoreceptor function in all 6 participants

 27  Summary and Next StepsGeorge Magrath, MDChief Executive Officer  27

 Positive results observed in both adult and pediatric participants  Well-tolerated in all participants with follow-up out to 18 months in adult cohort  Robust biologic activity corroborated through multiple functional outcomes:  Visual Acuity and Full-field Stimulus Testing improvements suggest potential enhanced visual perception and clarity  Improvement in MLoMT supports potential improved ability to navigate the environment and perform daily activities  FDA Office of Orphan Drug Products grant awarded to support Phase 1/2 trial   Rare Pediatric Disease, Orphan Drug and Regenerative Medicine Advanced Therapy (RMAT) designations received from the FDA; potential eligibility for Priority Review Voucher upon BLA approval1  Manufacturing process development ongoing, including scale-up of clinical and commercial production and testing, to ensure sufficient supply of cGMP material  FDA Meeting expected in Q4 2025 to discuss results and path forward in this ultra-rare disease  28  OPGx-LCA5 Program Positioned for Rapid Advancement  BLA, Biologics License Application; FDA, Food and Drug Administration; LCA5, Leber congenital amaurosis 5.  1.Potential PRV opportunities contingent on timing of potential FDA approval and determination that the BLA satisfies the criteria for eligibility for priority review, and/or congressional reauthorization of PRV program

 29  Powerful Participant-Reported Outcomes After OPGx-LCA5 Treatment  Adult Participants  01-01: Reported being able to identify her children within a larger group of children 1 month after surgery which she previously could not have done.  01-03: Had no formative vision prior to treatment. Reported being able to see his newborn niece for the first time and watch his sister get married.  Described his newfound independence, including his ability to pour a glass of wine and drink it unassisted for the first time in his life.   Has been able to travel independently and, as a result, he acquired a new job, which requires a greater level of independence than he previously had.  01-04: Reported that since treatment, she no longer requires a cane and can now navigate urban environments independently.  Pediatric Participants  01-05: Reported being able to walk and cook without the assistance of others, and how treatment has helped her in her writing capabilities.  Her mother described how her daughter’s eyes moved and rotated independently of one another prior to surgery, but that now they seem to be more coordinated in their movements.  01-06: Reported a noticeable difference in the visual brightness between his treated and untreated eyes.  01-07: Mostly nonvisual prior to treatment. Reported taking a visit to a local zoo, where she was able to visualize an owl for the first time.

 Opus GeneticsNasdaq: IRD  30